SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          March 11, 2002
                          --------------
                         Date of Report
               (Date of Earliest Event Reported)

                       SANGUINE CORPORATION
                       --------------------
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-24480                95-4347608
       ------                         -------                ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    101 East Green Street, #11
                    Pasadena, California 91105
                    --------------------------
             (Address of Principal Executive Offices)

                         (626) 405-0079
                         --------------
                  Registrant's Telephone Number

Item 5.   Other.

     On February 6, 2002, Sanguine Corporation ("Sanguine" or the "Company") entered into a Letter Agreement for Investment Banking Services (the "Letter Agreement") with Chapman, Spira & Carson, LLC ("CSC"). Under the Letter Agreement, CSC agreed to assist the Company in raising funds through a private placement of debt or equity on an exclusive basis for a period of three months. In exchange for these services, Sanguine agreed to pay CSC 10% of the gross amount of capital raised and to issue to CSC a warrant to purchase up to 300,000 shares of the Company's common stock at a price of $0.125 per share. The warrant is exercisable for a period of five years and has a "cashless exercise" feature. In addition, the warrant contains certain anti-dilution provisions and provides for the registration of the shares underlying the warrants with the Securities and Exchange Commission.

     These are the material terms and provisions of the CSC Letter Agreement and warrant that are attached hereto and incorporated herein. Further information can be obtained by reviewing the actual instruments that are described below under Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          Exhibits.

Exhibit
Number                   Description
------                   -----------

10.1                     Exclusive License Agreement*

10.2                     Subscription Agreement*
                         Exhibit A-Form of Note
                              Exhibit B-Form of Legal Opinion
                              Exhibit C-Form of Warrant
                              Schedule 2(d)-Additional Issuances
                              Schedule 2(t)-Capitalization

10.3                     Funds Escrow Agreement*

10.4                     Engagement Letter*

10.5                     Letter Agreement for Investment Banking Services

99.1                     Warrant of Richard H. Walker*

99.2                     Warrant of Mark Bergendahl*

99.3                     Warrant of Bradley J. Wilhite*

99.4                     Warrant of Leonard W. Burningham, Esq.*

99.5                     Press Release dated February 21, 2002*

99.6 Minutes of Special Meeting of the Board of Directors on March 11, 2002, regarding the foregoing*

99.7                     Warrant of Chapman Spira & Carson LLC

         * These documents and related exhibits were filed as exhibits to the Company's Current Report on Form 8-K, dated March 11, 2002, which was filed with the Securities and Exchange Commission on March 25, 2002.


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANGUINE CORPORATION


Date: 5/6/02                  By: /s/ Thomas C. Drees
     -------------               --------------------------------------
                                 Thomas C. Drees, Ph.D.
                                 CEO, President and Chairman of the Board of
                                 Directors